SUPPLEMENT DATED AUGUST 25, 2004
TO THE STATEMENT of
ADDITIONAL INFORMATION of
THE INTEGRITY FUNDS
Dated April 30, 2004

TO THE SAI

II. After the section entitled “Proxy Voting” beginning on page 40 please note the following has been added:

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with the Fund’s Distributor or from the Distributor.  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares as described below.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up‑front sales charge imposed at the time of purchase as set forth in the Prospectus.    Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds.  The example assumes a purchase on August 11, 2004, of Class A shares from a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

	Equity Fund	Value Fund	Small Cap Growth Fund
Net Asset Value per share	$16.64	$8.28	$11.31
Per Share Sales Charge—5.75% of public offering price (6.10% of net asset value per share)	$1.02	$0.51	$0.69
Per Share Offering Price to the Public	$17.66	$8.79	$12.00

	Health Sciences Fund	Technology Fund
Net Asset Value per share	$8.47	$6.57
Per Share Sales Charge—5.75% of public offering price (6.10% of net asset value per share)	$0.52	$0.40
Per Share Offering Price to the Public	$8.99	$6.97

	Income Fund	High Income Fund	Municipal Fund
Net Asset Value per share	$13.90	$9.94	$10.13
Per Share Sales Charge—4.25% of public offering price (4.44% of net asset value per share)	$0.62	$0.44	$0.45
Per Share Offering Price to the Public	$14.52	$10.38	$10.58

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor.  Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor.  These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund.  Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor.  Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares.  It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value.  Reference should be made to the wire order to ensure proper settlement of the trade.  Payment for shares purchased by telephone should be received within three business days.  Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

Reduction of Up‑Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of the Funds, during a 13‑month period, an amount that would qualify for a reduced sales charge shown in the Funds’ Prospectus under “The Shares We Offer — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent.  After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent.  If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased.  When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted.  If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13‑month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed.  In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price.  If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Group Program

Each Fund has a group investment and reinvestment program (the “Group Program”) which allows investors to purchase Class A shares of a Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Program of which he or she is a participant meet the cost saving criteria set forth below.

Description of Group Program.  If the investor’s Group Program (such as an employee investment program) meets the requirements described below, a Fund will modify the $1,000 initial investment requirement to such minimum investment as may be determined by the Fund.  The sales charge set forth in the Funds’ Prospectus for each purchase by a participant of a Group Program will be based on (i) the combined current purchases of such group of Class A shares together with (ii) the combined net asset value of Class A shares of such group at the time of such investment.  The dealer or agent, if any, through which the Group Program was initiated will be entitled to a dealer concession or agency commission based on the sales charges paid by participants of such Group Program.

Criteria for the Group Program.  The cost savings criteria to a Fund that must be met in order for a Group Program to qualify for the benefits set forth above are:

(a)  The administrator of an investor’s investment program must have entered into an agreement with the Distributor.

(b)  Such agreement must provide that the administrator must submit a single order and make payment with a single remittance for all investments during each investment period (e.g., each pay period or distribution period) by all investors who choose to invest through the Group Program.

(c)  Such agreement must provide that the administrator will provide the Transfer Agent with appropriate backup data for each participating investor in a computerized format compatible with the Transfer Agent’s processing system.

Additional Criteria for the Group Program.  As further requirements for obtaining these special benefits under the Group Program, each Fund requires that investments be in the form of an open account (with no share certificates being issued), that all dividends and other distributions be reinvested in additional Class A shares without any systematic withdrawal program described herein and that the minimum new investment in Class A shares of a Fund by each participant in an employee investment program be at least $25 per month.  Each Fund reserves the right to modify or terminate this program at any time.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by you, your spouse, children and grandchildren under 21 (cumulatively, the "Investor") in some or all funds in The Integrity Funds (the "Fund") to reach a breakpoint discount.  This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply).  A purchase of Class A shares may qualify you for a ROA.  The applicable sales charge set forth in the Funds' Prospectus will be based on the total of:

(a)           Investor's current purchase of Class A shares in the Fund; and

(b)           The net asset value (at the close of business on the previous day) of the Class A shares of the Fund held by Investor.

For example, if Investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

Waivers of Up-Front Sales Charge on Class A Shares

Each Fund may sell Class A shares without an up‑front sales charge to trustees, officers and employees (including retirees) of the Funds, of Integrity Mutual Funds, Inc., of Integrity Money Management and of Integrity Funds Distributor, for themselves or their spouses, children, or parents and parents of spouse, or to any trust, pension, or profit‑sharing, or other benefit plan for only such persons at net asset value and in any amount.  Each Fund may also sell shares without an up‑front sales charge to broker‑dealers having sales agreements with Integrity Funds Distributor, and registered representatives and other employees of such broker‑dealers, including their spouses and children; to financial institutions having sales agreements with Integrity Funds Distributor, and employees of such financial institutions, including their spouses and children; and to any broker‑dealer, financial institution, or other qualified firm which receives no commissions for selling shares to its clients.  The elimination of the sales up‑front charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

Monthomatic Investment Plan

A shareholder may purchase additional Fund shares through an automatic investment program (minimum initial investment is $100).  With the Monthomatic Investment Plan (“Monthomatic”), monthly investments (minimum $50) are made automatically from the shareholder’s account at a bank, savings and loan association, or credit union into the shareholder’s Fund account.  By enrolling in Monthomatic, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution.  Such account must have check or draft writing privileges.  A shareholder may terminate the Monthomatic by sending written notice to the Transfer Agent.  See “Systematic Investing—the Monthomatic Investment Plan” in the Funds’ Prospectus for additional information.

Exchange Privilege

As described in the Funds’ Prospectus under “How To Sell Shares—Exchanging Shares,” each Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds underwritten by Integrity Funds Distributor, Inc., at net asset value.  The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made.  A shareholder considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the fund whose shares he owns before making an exchange.  For further information on how to exercise the exchange privilege, contact the Transfer Agent.

Minimum Investment

The minimum initial investment for each Fund per share class is $1,000 ($100 for the Monthomatic Investment Plan), and the minimum subsequent investment is $50, but such minimum amounts may be changed at any time.

Redemptions

Any Fund shareholder may require the Fund to redeem shares.  All registered owners must sign a letter of instruction which needs to be signature guaranteed if the request is over $100,000 and sent to the Transfer Agent at P.O. Box 759, Minot, North Dakota 58702.  When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a signed certificate or duly endorsed stock power with signatures guaranteed amounts over $100,000 and accompanied by a written request for redemption. Signature guarantees are available from a commercial bank, trust company, savings and loan association, or member firm of a national securities exchange.  A notary public may not provide a signature guarantee.  The redemption request and signed certificate or stock power must be signed exactly as the account is registered including any special capacity of the registered owner.

Alternatively, an investor may place an order to sell shares (whether in certificate or book entry form) through his or her dealer or agent which has a sales agreement with the Distributor and from which this Prospectus was received, which dealer or agent may fax, mail or phone such request to the Distributor.  The investor will receive the net asset value next determined after the Distributor receives such sell order from the dealer or agent.  A Fund does not charge for this transaction.  Authorized Dealers may charge additional fees for shareholder transactions or for advisory services.

Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed letter of instruction accompanied by any outstanding share certificates in proper form for transfer.  When a Fund is requested to redeem shares for which it may not yet have received good payment (e.g., cash or certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

Additional Information on Purchases and Redemptions

Each Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders.  Also, from time to time, a Fund may temporarily suspend the offering of its shares to new investors.  During the period of such suspension, persons who are already shareholders of the respective Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

In order to facilitate redemptions and to eliminate the need for safekeeping, the Transfer Agent will not issue certificates for shares of the Funds unless requested to do so.  A shareholder or broker may obtain a certificate by writing to the Transfer Agent at P.O. Box 759, Minot, North Dakota 58702.

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed for trading (other than customary weekend and holiday closings), (b) when trading in the markets the respective Fund normally utilizes is restricted or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Fund’s shareholders.  The New York Stock Exchange is currently closed on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving, and Christmas.  The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the applicable Fund’s portfolio securities at the time.  When a Fund is requested to redeem shares for which it may not have yet received good payment (e.g., certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

Each Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 (for any reason other than fluctuation in the market value of the Fund’s portfolio securities).  Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed.  Each Fund allocates net interest income to those shares for which the Fund has received payment.

Systematic Withdrawal Plan

The owner of $5,000 or more of shares of a Fund (which may not be in certificated form) may provide for the payment from his or her account of any requested dollar amount to his or her designated payee monthly, quarterly, semiannually or annually.  Sufficient shares will be redeemed from the investor’s account for the designated amount so that the payee will receive it approximately the first of each month.  Dividend distributions automatically will be reinvested under this program.  Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account.  The program may be terminated at any time by the investor.

It ordinarily will be disadvantageous to an investor to purchase shares (except through reinvestment of distributions) while participating in a systematic withdrawal program because he or she will be paying a sales charge to purchase shares at the same time that shares are being redeemed upon which such investor may already have paid a sales charge.  Each Fund reserves the right to amend or terminate the systematic withdrawal program at any time.  For additional information, see “Systematic Withdrawal” in the Funds’ Prospectus.